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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                               ----------------
                                   FORM 8-K/A
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934
                           ------------------------
                               MARCH 2, 1998
               Date of report (Date of earliest event reported) -

                           -----------------------

                        Commission File Number: 0-18108 ---------

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                          FINET HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                           (State or jurisdiction of
                        incorporation or organization)

                         3021 CITRUS CIRCLE, SUITE 150
                            WALNUT CREEK, CA 94598
                    (Address of principal executive office)

                                  94-3115180
                     (IRS Employer Identification Number)

                       Telephone Number: (510) 988-6550
             (Registrant's telephone number, including area code)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On March 2, 1998, the Registrant entered into a Letter of Intent (the "Letter") with MICAL Mortgage, Inc. ("MICAL"), a California corporation, for the purpose of the Registrant acquiring 100% of the issued and outstanding stock of MICAL. MICAL is a full service mortgage banker with Fannie Mae, Freddie Mac and Ginnie Mae approvals. It has retail branches in CA and NV and wholesale operations in CA, NV and GA and has 450 FHA correspondents in 18 states.

Three individuals, John E. Railey, Harve L. Lubin and Joseph E. Gistaro, are the shareholders of MICAL. Pursuant to the Letter, the Registrant will acquire 100% of the issued and outstanding stock of MICAL from its shareholders for the equivalent of a consideration of $1.5 million, subject to adjustment upon completion of due diligence. The parties have agreed to complete a formal closing of the transaction on or before March 31, 1998, at which time a formal stock purchase agreement, employment agreements and other completion documents will be available, all in accordance with the Letter.

The contemplated purchase price and terms of this acquisition were arrived at only after arms-length negotiations between the principals of the Registrant and MICAL based on analysis of past performance and the existing value of MICAL. The Letter further provides for the Registrant to enter into employment agreements with each of the shareholders of MICAL.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements: Pursuant to the Letter, MICAL's financial statements are currently being reviewed and it is therefore impractical at this time to provide the required financial statements for the business to be acquired. None of the required financial statements are available at this time, and none are submitted with this filing. The Registrant intends to file the required financial statements under cover of Form 8 on or before May 4, 1998.

Pro Forma Financial Information: It is likewise impractical at this time to submit the required pro forma financial information and none is submitted herewith. The Registrant intends to file the required pro forma financial information under cover of Form 8 on or before May 4, 1998.




PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

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
Date: March 3, 1998             /s/       L. DANIEL RAWITCH
                               ------------------------------------
                        L. DANIEL RAWITCH
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: March 3, 1998             /s/       GEORGE P. WINKEL
                               ------------------------------------
                        GEORGE P. WINKEL
                               (PRINCIPAL FINANCIAL OFFICER)
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